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                                                                   EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated April 15, 1997 on our audits of the consolidated financial statements and consolidated financial statement schedules of PICO Holdings, Inc.


                                             /s/ Coopers & Lybrand L.L.P.

                                             COOPERS & LYBRAND L.L.P.


San Diego, California
July 24, 1997










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